   Agreement between Curtis Mathes Marketing Corporation and DAVIS.

This agreement is considered a legally binding agreement between Curtis Mathes Marketing Corporation (CM) and DAVIS (D), based on the Letter of Intent signed August 1st, 1997 between CM and D.

1. CM and D agree to enter into joint marketing of the DAVIS Powerscreen product in the US market, where CM will market Powerscreen
 through   the  "Prosumer" channel,  included,  but  not   limited   to
 professional installation and utilization of dealer base. D will market through Audio/Visual channels, however, D reserves the right to market in vertical markets, and as a Video Conference Provider.
2. Brand depiction shall include, but not be limited to, logos containing Curtis Mathes by DAVIS and DLP. Actual placement and size on product to be decided later.
3.  Offical launch of new product and relationship is to take place at the Atlanta CEDIA show scheduled for September 4th, 1997.
4. Delivery schedule : 2500 units to be supplied according to the following schedule :
    1997
    October :     75 pcs.
    November :    75 pcs.
    December :    50 pcs.
    1998
    January:     100 pcs.
    February:    100 pcs.
    March :      150 pcs.
    April:       150 pcs.
    May :        175 pcs.
    June:        175 pcs.
    July:        150 pcs.
    August:      150 pcs.
    September:   300 pcs.
    October:     350 pcs.
    November:    350 pcs.
    December:    150 pcs.
  CM will keep DAVIS informed on a monthly basis with respect to additional product needs. DAVIS to reply within 48 hours.
5.    Product   specifications  are  enclosed  as  Exhibit  A.   Detailed
 technical specifications will be forwarded by September 30th.
6.    The   parties  agree  that  the  CM  uniView(TM) product should  be
 integrated   in  the  Powerscreen  as  soon  as  possible.  A   separate
 agreement  will  be elaborated to cover this integration.  Both  parties
 recognize   that  there  are  other  business  opportunities   involving
 uniView and Powerscreen that will be explored jointly.
7. Pricing currently is based upon purchase quantity of 200 units in 1997 and 2300 units in 1998. New product generations will be offered to CM and may have lower pricing. Price is quoted EX WORKS.
8. Terms of Payment shall be prepayment for any specific tooling for changes or modifications required to conform to CM and D final joint specifications. As the product is complemented and ready for shipment, D will advise CM of the cost of units ready for shipment, and CM will prepay prior to shipment of these units.
9. Technical Support shall be in the form of technical and feature oriented training and support. D currently has training personnel and engineers in place to provide training and support to CM employees.
CM shall handle training and support for retailers and its own employees, and will notify D of training schedules for D's optional participation.
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10.  Sales  force  at  CM  is  a fully structured  sales  department.  CM provides training for direct employees as well as retailers and sales representatives. Sales representatives are required to sign a written contract agreeing to support CM to their best capabilities. These sales representatives are high end electronics focused, carry only a few select brands, and are required to meet certain sales quotas set forth for their specific territories. CM shall provide a formal Outline of Sales Structure as time allows.
11. DAVIS will initiate a quality control format subject to CM reviewing and commenting on this. D will supply quality control data to CM upon request. DAVIS will undertake 100% qualtity control on all functions and operations. When units are shipped, screens will be protected by film. In accordance with the startup of production, CM will be present at the production facilities, represented by the QC manager. D will participate at CM's incoming inspection for the first shipment. D is responsible for getting all required approvals (FCC, UL etc.).
12. 12 months warranty on parts and workmanship.
13. D will make available a consignment stock of spare parts based on D's recomendations. CM will report to D on a weekly basis with respect to level of spare parts inventory, defective components, failures by serial number. With respect to return of defective components, and parts CM will follow D's RMA procedures.
14. CM will perform on-site service. CM will inform D of labor rates for this service. For on site service performed under warranty, D will reimburse CM according to reimbursement schedule to be defined and approved by both.
15. Quarterly management meetings will be held between CM and D.
16. The parties are aware of the need to have literature and PR that involve both parties approved by both.
17. This agreement shall act as initial purchase order for CM to D with an official purchase order with number to follow.
18. Both parties agrees that additional expansion of business points may be necessary. Any clarification or modificaiton will not change
 the  spirit  of  business  issues herein addressed.   Any  dispute  that
 cannot be resolved by the parties will be submitted for arbitration by the International Arbitration Association (International Chamber of Commerce).

This agreement is issued in two copies, one for each  party:

For   DAVIS   A.S.                For Curtis Mathes Marketing Corporation

/s/  Tom Buhl                     /s/   Pat Custer
Tom Buhl                          Patrick Custer
President/CEO                     Chairman & CEO.

Date : August 26, 1997

                              EXHIBIT "A"
FEATURES
Supplied Accessories:
    Power Cord
    EVC Cable male to EVC male
    PC adapter (EVC to HDD15+more)
    MAC adapter (EVC to DSUB15+more)
     RS-232 RJ45-8 male to DSUB9 female mouse cable for PC adapter RS-232 RJ45-8 male to miniDIN-8 male mouse cable for MAC adapter DSUB9 female to DSUB9 female serial cable (mouse control for use with BNC inputs)
    Cable for Picture-In-Picture (PIP)
     Cable to connect the internal PC to the DIN video port
    MAC mouse driver diskette
    Remote control
    Batteries for remote control
TV Tuner:
     Full-Range 47-860 MHz with Frequency
      Synthesizer
    BG/LL/I/DK Standard in Pal/Secam/NTSC
    100-Program Memory
    Comb filter for Bandwidth Improvement
    Additional SCART for External Decoder
    Nicam and AZ Stereo Audio Decoder
PIP Module:
     One  Picture-in-Picture,  equipped with an  additional  TV  Tuner
      Frequency Synthesizer
    100-Program Memory
     Simultaneously  displays two different  TV  Channels  or  TV  and
      Satellite Channel or TV/Satellite and one Peripheral in TV mode
    Standards:  PAL/SECAM/NTSC
OPTIONAL ACCESSORIES
PC Module:
    Motherboard:  PCI/ISA Bus
    133 MHz Pentium
    1.4 GB Hard Disk
    CD-ROM/Disk Station
PC Inputs:
    Parallel Port for Printer
    Serial Port
Wireless Keyboard:
     1.4 lbs., including batteries 4 x Type AA, R06 LR or UM
    Reliable operation to 14 m (45 ft)
    Number of keys:  79
TECHNICAL SPECIFICATIONS
Projection Screen Size: 60" diagonal
    Optimized for Digital Technology
Audible Noise Level: Max. 40dB(A)
Audio:  2 x 15-watt RMS
    2 x 30-watt Music
Bandwidth:  30Hz - 20KHz
Loudspeakers: 2 Mid-Range/Bass, 2 Tweeters
Brightness:  120-foot Lambert
Color:  24-bit, 16.7 million colors
Computer  Compatibility: SVGA, Modes 56 Hz-75Hz;  VGA  PC,  Macintosh,
    Powerbook; and others
Contrast Ratio: 125:1 (ANSI Full On/Off)
    100:1 (ANSI Checkerboard)
Inputs/Outputs:
    Internal PC-7-Pin DIN
    BNC/RGB for Component Video
    EVC/Serial
    Serial 9-pin sub.d
    External Speakers
    Headphones
    Microphone
    4 Stereo Audio In
    Stereo Audio Out
    SVHS Audio Input
    Composite Video
    S-Video
    RGB/YUV
    Satellite Decoder (SCART)
    Satellite (F-plug)
    TV-decoder
    Standard Terrestrial TV Antenna Plug
    Picture-In-Picture
    "Surround Sound"
    Keyboard/IR
Lamp Lifetime: Minimum 6000 hours
Power Consumption:
    Audio Power:  330 watts
    Audio Maximum:  380 watts
    With Internal PC:  470 watts
Power  Supply:  Built-In, Full-Range (110/220 VACrms, 50/60 Hz)  Power
    Supply
Resolution:  800 pixels x 600 pixels (SVGA)
Scan Frequencies:
    Horizontal Frequency 15KHz - 50KHz
    Vertical Frequency 50 Hz - 90 Hz
Measurements:
    Total Height:  1.78m/70.1"
    Total Width:  1.3m/51.1"
    Screen Depth:  64.4 cm/25.3"
    Screen Height: 1 m/39.3"
    Base Height:  76.2 cm/30.0"
    Base Depth:  45.5 cm/17.9"
    Weight:  80kg/180 lbs
Satellite:
    Full KU Reception Band in 200 Analog Channels
    One LNB Output with 2 Ranges (9.750 GHz - 12.5 GHz)
    One SCART for Decoder Use
    Multisound Capability
Manufactured by:
DAVIS A/S P.O. Box 380
N-3001 Drammen, Norway
Tel. + 47 32 20 90 00   Fax. + 47 32 20 90 01
E-mail:  customer@davis.no
Internet:  www.davis.no
DAVIS(R)
DLP(TM)
A Texas Instruments Technology
DAVIS and DAVIS Powerscreen are registered trademarks of DAVIS A/S. DLP and DMD are registered trademark of Texas Instruments.
All specifications subject to change without notice.